Income Tax	9 Months Ended
Sep. 30, 2022
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax
The effective tax rate for the periods presented has been established based on management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.
For the nine-month period ended September 30, 2022, income tax amounted to a $12,975 thousand expense with respect to a profit before income tax of $14,780 thousand. In the nine-month period ended September 30, 2021, income tax amounted to a $42,390 thousand expense with respect to a profit before income tax of $35,944 thousand. The effective tax rate differs from the nominal tax rate mainly due to unrecognized tax loss carryforwards and permanent tax differences in some jurisdictions.